SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  JULY 21, 2003


                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)


     DELAWARE                           1-4717                 44-0663509
----------------------------       ------------------     ----------------------
(State or other jurisdiction       (Commission file         (IRS Employer
  of incorporation)                   number)             Identification Number)


                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (816) 983 - 1303


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)         Exhibits

            EXHIBIT NO.                         DOCUMENT
            (99)                                Additional Exhibits

            99.1                                Press Release issued by Kansas
                                                City Southern dated July 21,
                                                2003 entitled, "Kansas City
                                                Southern Anticipates Lower
                                                Second Quarter Earnings," is
                                                attached hereto as Exhibit 99.1



ITEM 9.     REGULATION FD DISCLOSURE

Kansas City Southern ("KCS" or "Company") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the KCS news release, dated July 21, 2003, announcing that the Company anticipates its Second Quarter 2003 consolidated earnings will be significantly below the consensus estimates. The information included in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to
Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Kansas City Southern


Date: July 22, 2003                         By:     /S/ LOUIS G. VAN HORN
                                               ---------------------------------
                                                        Louis G. Van Horn
                                                Vice President and Comptroller
                                                (Principal Accounting Officer)

EXHIBIT 99.1


   KANSAS CITY SOUTHERN                                            PRESS RELEASE
   Cathedral Square - 427 West 12TH Street - P.O. Box 219335
   Kansas City, Missouri 64121-9335                             NYSE SYMBOL: KSU



   Date:            July 21, 2003

   Media Contact:   William H. Galligan             Phone:      816/983-1551
                    william.h.galligan@kcsr.com


         KANSAS CITY SOUTHERN ANTICIPATES LOWER SECOND QUARTER EARNINGS

    Kansas City Southern (KCS) (NYSE: KSU) announced today that it anticipates its Second Quarter 2003 consolidated earnings will be significantly below current consensus estimates. The primary factors contributing to missing consensus were lower earnings from Grupo TFM, which were heavily impacted by U.S. GAAP deferred tax provisions primarily tied to the strengthened Mexican peso versus the U.S. dollar and lower future Mexican corporate tax rates, and lower U.S. operating income compared to Second Quarter 2002 resulting from higher fuel, insurance and casualty related costs.

    The current First Call Second Quarter 2003 earnings per share consensus estimate for KCS is $0.19. KCS anticipates its earnings per share will be reported in the low single cents per share.

    KCS expects to release its Second Quarter earnings before the opening of trading in the NYSE on Wednesday, July 30, 2003. KCS management will discuss the company's Second Quarter earnings and operating performance at a conference beginning at 1:00 EDT, July 30, at the JPMorgan Building, 270 Park Avenue, 50th floor, New York, NY. Those unable to attend can listen to the presentation via telephone by calling 1-800/955-1795 (U.S. & Canada) or 1-706/643-0096 (International). A replay of the presentation will be available for one week after by calling 1-800/642-1687 (U.S. and Canada) or 1-706/645-9291 (International), and providing the conference I.D.: 1599169. The accompanying visuals to the presentation will be available on the KCS website, www.kcsi.com on July 30 prior to the conference.

    KCS is comprised of, among others, The Kansas City Southern Railway (KCSR) and equity investments in Grupo TFM, Southern Capital and the Panama Canal Railway Company.

    THIS PRESS RELEASE INCLUDES STATEMENTS CONCERNING POTENTIAL FUTURE EVENTS INVOLVING THE COMPANY, WHICH COULD MATERIALLY DIFFER FROM THE EVENTS THAT ACTUALLY OCCUR. THE DIFFERENCES COULD BE CAUSED BY A NUMBER OF FACTORS INCLUDING THOSE IDENTIFIED IN A CURRENT REPORT ON FORM 8-K DATED DECEMBER 11, 2001 FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION
    (SEC) (COMMISSION FILE NO. 1-4717). THE COMPANY WILL NOT UPDATE ANY FORWARD-LOOKING STATEMENTS IN THIS PRESS RELEASE TO REFLECT FUTURE EVENTS OR DEVELOPMENTS.